Accounting judgments, estimates and assumptions	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Use of judgements and estimates
Accounting judgments, estimates and assumptions
4.	Use of judgements and estimates

In preparing these interim condensed consolidated financial statements, management has made judgements and estimates that affect the application of accounting policies and the reported amounts of assets and liabilities, income, and expense. Actual results may differ from these estimates.

The significant judgements made by management in applying the Group’s accounting policies and the key sources of estimation uncertainty were the same as those described in the Group’s consolidated financial statements for the year ended December 31, 2020 except for as described below.

Change in estimates and accounting policy

Lifespans — changes in accounting policy

Since January 1, 2020 we determine the estimated weighted average playing period of payers by game on a quarterly basis, beginning at the time of a payer’s first purchase in the respective game and ending on a date when that paying player is deemed to be no longer playing. To determine when paying players are no longer playing a given game, we analyse the entire population of payers who made in-game payments in the relevant periods and determine whether each payer is an active or inactive player as at the date of our analysis. To determine which payers are inactive, we analyse the dates that each payer last logged into that game. We determine a player to be inactive once they have reached a period of inactivity for which it is probable that they will not return to a specific game. We use judgment to set a minimum period of inactivity to distinguish between active users and those that are deemed inactive at the date of evaluation which is currently determined as 30 days after last login date. Based on the actual expired lifespans and projection for active players, we then project an average expected lifespan term of the population.

We use a statistical estimation model to arrive at the average playing period of the paying users for each platform. As at June 30, 2021 and 2020 player lifespan for Hero Wars averages 23 and 19 months respectively.

The estimated player lifespan in our other games as at June 30, 2021 and 2020 averages 25 months and 40 months respectively.

Had there been no change in the estimated players lifespans as at June 30, 2021 as compared with June 30, 2020, the revenue for the six months ended June 30, 2021 would have been higher by an amount of 64,453 and the profit before tax for the six months ended June 30, 2021 (also taking into consideration the effects of estimated players lifespans on platform commissions) would have been higher by an amount of 45,663.

Short-term leases and leases of low-value assets

The standard includes two recognition exemptions for lessees — leases of ’low-value’ assets (e.g., personal computers) and short-term leases (i.e., leases with a lease term of 12 months or less).

The Group does not apply the short-term lease recognition exemption to its short-term leases of office premises (i.e., those leases that have a lease term of 12 months or less from the commencement date and do not contain a purchase option). Lease payments on such short-term leases are recognized as a right-of-use asset and a lease liability at the lease commencement date. The right-of-use asset is initially measured at cost, which comprises the initial amount of the lease liability adjusted for any lease payments made at or before the commencement date, plus any initial direct costs incurred and an estimate of costs to dismantle and remove the underlying asset or to restore the underlying asset or the site on which it is located, less any lease incentives received.

Immaterial error

During the first quarter of 2021, the Group identified an omission related to the calculation of withholding tax in Brazil and Taiwan. In accordance with IAS 8 Accounting Policies, Changes in Accounting Estimates and Errors, the Group evaluated the materiality of the errors from both a quantitative and qualitative perspective, and concluded that the omissions were immaterial to the Group’s prior period consolidated financial statements. Since these revisions were not material to any prior period interim or annual consolidated financial statements, no amendments to previously filed reports are required, and the comparative data for the year ended December 31, 2020 is corrected in these interim condensed consolidated financial statements. Consequently, as at and for the year ended December 31, 2020, the correction of the errors resulted in an increase in Revenue from sales of virtual goods of 463 (Taiwan withholding tax) and an increase in Corporate income tax expense by 844 (Taiwan and Brazil withholding tax) with the respective increase in Tax liabilities by 289 and the decrease of Trade and other payables by 97 and Trade and other receivables by 189.

For the six months ended June 30, 2020 the correction of the errors resulted in an increase in Revenue from sales of virtual goods of 175 (Taiwan withholding tax) and an increase in Corporate income tax expense by 389 (Taiwan and Brazil withholding tax) with the respective increase in Tax liabilities by 134 and decrease in Trade and other receivables by 121 and the decrease of Trade and other payables by 41.

For the three months ended June 30, 2020 the correction of the errors resulted in an increase in Revenue from sales of virtual goods of 77 (Taiwan withholding tax) and an increase in Corporate income tax expense by 209 (Taiwan and Brazil withholding tax).

Seasonality

Our business experiences the effects of seasonality. We usually experience certain decreases in the efficiency of our marketing and user acquisition towards the end of the year as a result of competition for those same users from retail advertising campaigns during Halloween, Thanksgiving and Christmas. We typically benefit from the increased efficiency in this respect during the first quarter of each year. To address seasonality, our strategy is to (i) decrease the intensity of our user acquisition and marketing campaigns towards the end of the year; (ii) only utilize those channels and instruments that we believe are less saturated with the competing marketing campaigns; and (iii) increase the intensity of our user acquisition and marketing activities in the first quarter of each year. Furthermore, we usually experience decreased retention of our users during the summer months, as players tend to spend less time in-game compared to other seasons.

4. Accounting judgments, estimates and assumptions

The preparation of consolidated financial statements in conformity with IFRS requires management to make judgments, estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the reporting dates and the reported amounts of revenues and expenses during the reporting periods. However, uncertainty about these assumptions and estimates could result in outcomes that require a material adjustment to the carrying amount of the asset or liability affected in future periods.

Key areas of estimation uncertainty and critical judgments

Key judgements and estimates reflected in the Group’s financial statements include:

●	Categorization of in-game purchases between durable and consumable and determination of their periods of usage;
●	Estimation of the average playing period of the paying users and estimation of the remaining lifespan of the games;
●	Measurement of cost associated with share-based payments;
●	Uncertain positions over taxes.

In the process of applying the Group’s accounting policies, management has made the following judgements, which have the most significant effect on the amounts recognized in the consolidated financial statements. Actual results could materially differ from those estimates.

Revenue recognition

General approach to in-game purchases, consumable and durable items

The satisfaction of our performance obligation is dependent on the nature of the virtual item purchased and as a result, we categorize our virtual items as either consumable or durable.

●	Consumable virtual items represent items that can be consumed by a specific player action. They can, for example, instantly refill certain stats like mana or health points or be used to skip cooldowns. Common characteristics of consumable virtual items are that they are no longer displayed on the player’s game board after a short period of time (usually within few days since the date of purchase), do not provide the player any continuing benefit following consumption (they cannot be used to improve the character), and often enable a player to perform an in-game action immediately. For the sale of consumable virtual items, we recognize revenue at a point in time.
●	Durable virtual items represent items that enhance player’s character or game inventory set over a certain period of time (e.g. that increase player hero’s power in Hero Wars game or enhance island’s buildings in our Island Experiment game). These items are accessible to the player over an extended period of time or can be exchanged or used for obtaining different items or levels in the games, which in turn are associated with the players character for an extended period of time (e.g. “stars” influencing the specific hero power in the game). Considering the complexity of the gameplay, great variety of in-game items and different behavioral patterns of players on different levels of character development, it is impracticable to estimate the useful life of in-game items. Therefore, we recognize the revenue from the sale of durable virtual items rateably over the average playing period of players for the applicable game (player’s lifespan), which represents our best estimate of the average life of the durable virtual item. We use this approach for substantially all of our revenue.

4. Accounting judgments, estimates and assumptions (continued)

To separately account for consumable and durable virtual items, the Company specifically identifies each purchase for the majority of virtual items purchased on the third-party platforms. For the remaining population, the Company estimates the amount of consumable and durable virtual items based on data from specifically identified purchases and the expected behavior of the users.

Estimate of players lifespan

We monitor and assess the estimated weighted average playing period of payers by game on an ongoing basis beginning at the time of a payer’s first purchase in the respective game and ending on a date when that paying player is deemed to be no longer playing. To determine when paying players are no longer playing a given game, we analyze the entire population of payers who made in-game payment in the relevant periods and determine whether each payer is an active or inactive player as at the date of our analysis. To determine which payers are inactive, we analyze the dates that each payer last logged into that game. We determine a payer to be inactive once they have reached a period of inactivity for which it is probable that they will not return to a specific game. We use judgment to set a minimum period of inactivity to distinguish between active users and those that are deemed inactive at the date of evaluation which is currently determined as 30 days after last login date. Based on actual expired lifespans and projection for active players, we then project an average expected lifespan term of the population. We determine the estimated player lifespan to be used to arrive at our deferred revenue calculations on a quarterly basis as of the relevant balance sheet date.

In our core game Hero Wars a significant portion of our revenues is produced by a relatively low percentage of our users, which pay substantially higher dollar amounts for in-game virtual items as compared to the average payment per user and tend to have substantially longer playing periods as compared with average playing periods for the entire population. Moreover, the average playing periods differ substantially among different platforms, through which we distribute our games. To account for these aspects, we estimate the average playing periods separately for each platform as soon as we have the indicators that the average playing periods for a particular platform may differ from the average periods for other platforms and adjust the average playing periods by assigning greater weight to higher spending payers versus average payers in the population. We use regression analysis and Kaplan-Meyer survival model to arrive at the average playing period of the paying users for each platform. As at December 31, 2020 and 2019 player lifespan for Hero Wars averages 23 and 17 months respectively.

The estimated player lifespan in our other games as at December 31, 2020 and 2019 averages 34 months and 27 months respectively.

Had there been no change in the estimated players lifespans as at December 31, 2020 as compared with December 31, 2019, the revenue for the year ended December 31, 2020 would have been higher by an amount of $78,725 thousand and the profit before tax for the year ended December 31, 2020 (also taking into consideration the effects of estimated players lifespans on platform commissions) would have been higher by an amount of $54,794 thousand.

Key factors of estimation uncertainty

We expect that in future periods, there may be changes in the mix of consumable and durable virtual items offered and sold, reduced virtual item sales in certain existing games, changes in estimates of the average playing period of payers and/or changes in our ability to make such estimates. When such changes occur, and in particular if more of our revenue in any period is derived from durable virtual items or the estimated average playing period of payers increases on average, the amount of revenue that we recognize in a current or future period may be reduced, perhaps significantly. Conversely, if the estimated average playing period of payers decreases on average, the amount of revenue that we recognize in a current or future period may be accelerated, perhaps significantly, and we would disclose the effects of such changes in our consolidated financial statements.

4. Accounting judgments, estimates and assumptions (continued)

The length of the lifespan depends on the players’ behaviors which vary across different game titles and across different platforms, where lifespans for social type platforms tend to be longer than for mobile platforms. The length of the lifespans may also depend on the maturity of the game title and our ability to allocate necessary financial and intellectual resources to implement relevant strategies for player attraction and retention.

When a new game is launched and only a limited period of payer data is available for our analysis, then we need to consider other factors to determine the estimated average playing period of payers, such as the estimated average playing period of payers for our other game titles with similar characteristics and review of externally available information, including industry peers.

Sensitivity to input parameters

Our estimates are sensitive to input parameters, particularly to change in proportion between durable and consumable items and to change in estimated player’s lifespan. Below is the analysis of sensitivity to these parameters:

●	While other parameters remain constant, an increase/decrease of the share of durable items in total payments by 10% would decrease/increase reported revenues for 2020 and respectively increase/decrease deferred revenue balance as at December 31, 2020 by 24,960.
●	While other parameters remain constant, an increase/decrease of the share of consumable items in total payments by 10% would increase/decrease reported revenues for 2020 and respectively decrease/increase deferred revenue balance as at December 31, 2020 by 5,990.
●	While other parameters remain constant, an increase in the estimated lifespans applied in 2020 by 10% would decrease reported revenues for 2020 and respectively increase deferred revenue balance as at December 31, 2020 by 15,448.
●	While other parameters remain constant, a decrease in the estimated lifespans applied in 2020 by 10% would increase reported revenues for 2020 and respectively decrease deferred revenue balance as at December 31, 2020 by 18,578.

Platform Commissions

Platforms retain platform commissions and fees on each purchase made by the paying players through the platform. As revenues from sales of virtual items to paying players through the platform are deferred, the related platform commissions and fees are also deferred on the consolidated statement of financial position. The deferred platform commissions are recognized in the consolidated statement of profit or loss and other comprehensive income in the period in which the related sales of virtual items are recognized as revenue.

Measurement of cost associated with share-based payments

Share-based payments included expenses incurred under share options granted in 2020 and earlier. See also Note 27 below for more details.

4. Accounting judgments, estimates and assumptions (continued)

Management estimates the fair value of certain share options at the date of grant using the Black-Scholes-Merton pricing model while certain share options with complex performance-based vesting conditions are estimated using Monte-Carlo simulation. The models are also sensitive to changes in the subjective assumptions, which can materially affect the fair value estimate. These subjective assumptions include the expected life of the options, expected volatility, risk-free interest rates, expected dividend yield and the fair value of the underlying shares. The amount of expense is also sensitive to the number of awards, which are expected to vest, taking into account estimated forfeitures. Below is the discussion of each of these estimates:

Assumptions used in Black-Scholes-Merton model

Expected life

The Company does not have sufficiently long history to determine the time the option holders will hold the options. Therefore, for the options granted in 2019 and earlier the Company used the expected term as the contractual term of each option tranche for stock option plan. For the options granted in 2020 the Company determined the expected term based on the expected dates of certain events, which influence the vesting of the options.

Expected volatility

Since the Company’s shares are not traded there is no data on the Company’s share price volatility. The volatility for options valuation was defined based on the historical volatility of comparable public companies in a similar industry over a period, which approximates the expected life of option tranches.

Risk-free interest rates

Risk-free interest rates are based on the implied yield currently available in the US treasury bonds, adjusted for a country risk premium, with a remaining term approximating the expected life of the option award being valued.

Expected dividend yield

The Group set a dividend yield based on historical payout and best management’s expectation for dividends distribution.

Fair value of the underlying shares

The Company’s shares are not publicly traded. Therefore, it estimated the fair value of the underlying shares on the basis of valuations of its peer group companies at the date or intended share price for the transaction described in Note 27, which approximates the date of grant, adjusted for the lack of marketability of the Company’s shares if required. The peer group companies are determined based on several factors including, but not limited to industry (primarily gaming companies), similar size and availability of the financial information.

Estimated forfeitures

Management used forfeiture rate of zero as there was no data of attrition rate among key personnel and management at the dates of share option grants. Subsequently, if the actual forfeiture rate is higher, the actual amount of related expense will become lower.

4. Accounting judgments, estimates and assumptions (continued)

Assumptions used in Monte-Carlo simulation

The share value is modelled based on the assumptions of price change in line with Geometric Brownian Motion (GBM).

The model runs simulations to define the equity value for the given contractual term, based on input parameters (see below). Based on simulation results target net income is defined through a proxy indicator (net income to equity value based on peer historical data). The expected payout is calculated based on results of future net income estimation and performance condition for each simulation separately. The proportionate share of all dividends distributed during the option’s exercise period are included in the total payout calculation. The fair value for the option is calculated as an average value for all simulations performed. The amount of simulations performed were 10,000.

The assumptions used to setup the model are as follows:

●	Overall option payment and value is defined as a value of corresponding shares transferred and dividends paid as if the shares were transferred at the vesting date without time value consideration;
●	The relation of net income to equity value is defined through proxy net income indicator;
●	Dividends accrued and paid are continuous;
●	Risk-free return rate is continuous;
●	Equity value is modelled through GBM and risk-neutral valuation.

Dividend protection feature

The dividend protection feature included into certain option agreements is accrued if it considered likely to be effected based on the management’s best estimate as of the reporting date.

Uncertain positions over taxes

The Group disclosed possible and accrued probable risks in respect on uncertain tax positions. Management estimates the amount of risk based on its interpretation of the relevant legislation, in accordance with the current industry practice and in conformity with its estimation of probability, which require considerable judgment.

Other areas of estimation uncertainty and judgments

Other judgements and estimates reflected in the Group’s financial statements include, but are not limited to:

●	Recoverability of deferred tax assets;
●	ECL measurement;
●	Software development costs and recognition of internally built software.

4. Accounting judgments, estimates and assumptions (continued)

In the process of applying the Group’s accounting policies, management has made the following judgements, which have the most significant effect on the amounts recognized in the consolidated financial statements. Actual results could materially differ from those estimates.

Recoverability of deferred tax assets

The utilization of deferred tax assets will depend on whether it is probable to generate sufficient taxable income against which the deductible temporary differences can be utilized. Various factors are used to assess the probability of the future utilization of deferred tax assets, including past operating results, operational plans, expiration of tax losses carried forward, and tax planning strategies.

ECL measurement

The Group records an allowance for ECLs for all receivables and other debt financial assets not held at fair value through profit or loss (“FVPL”). The ECL allowance is based on the credit losses expected to arise over the life of the asset (the lifetime expected credit loss or LTECL) for Trade and other receivables. The LTECL is also used for other financial assets, unless there has been no significant increase in credit risk since origination, in which case, the allowance is based on the 12 months’ expected credit loss (12-month ECL). The 12-month ECL is the portion of LTECL that represent the ECLs that result from default events on a financial instrument that are possible within the 12 months after the reporting date. Both LTECL and 12mECL are calculated on either an individual basis or a collective basis, depending on the nature of the underlying portfolio of financial instruments.

ECLs are based on the difference between the contractual cash flows due in accordance with the contract and all the cash flows that the Group expects to receive. The shortfall is then discounted at an approximation to the asset’s original effective interest rate. The mechanics of the ECL calculations are outlined below and the key elements are as follows:

●	PD The Probability of Default is an estimate of the likelihood of default over a given time horizon. A default may only happen at a certain time over the assessed period, if the facility has not been previously derecognized and is still in the portfolio.
●	EAD The Exposure at Default is an estimate of the exposure at a future default date, taking into account expected changes in the exposure after the reporting date, including repayments of principal and interest, whether scheduled by contract or otherwise, expected drawdowns on committed facilities, and accrued interest from missed payments.
●	LGD The Loss Given Default is an estimate of the loss arising in the case where a default occurs at a given time. It is based on the difference between the contractual cash flows due and those that the lender would expect to receive, including from the realization of any collateral. It is usually expressed as a percentage of the EAD.

The Group has established a policy to perform an assessment, at the end of each reporting period, of whether a financial instrument’s credit risk has increased significantly since initial recognition, by considering the change in the risk of default occurring over the remaining life of the financial instrument.

In all cases, the Group considers that there has been a significant increase in credit risk when contractual payments are more than 30 days past due. The Group considers a financial asset in default when contractual payment are 90 days past due. However, in certain cases, the Group may also consider a financial asset to be in default when internal or external information indicates that the Group is unlikely to receive the outstanding contractual amounts in full before taking into account any credit enhancements held by the Group.

4. Accounting judgments, estimates and assumptions (continued)

Software development costs

Our development teams, which develop the online games, follow an agile development process, whereas the preliminary project stage remains ongoing until just prior to worldwide launch of the game, at which time final feature selection occurs. As such, the development costs in respect of online games are expensed as incurred in our consolidated statement of profit or loss and other comprehensive income. We did not capitalize any online games development costs in 2020 and 2019.

Development expenditures in respect of the software for the internal use are recognized as an intangible asset when the Group can demonstrate the technical and commercial feasibility of completing the intangible asset so that it will be available for use or sale, its intention to complete and its ability to use or sell the asset, how the asset will generate future economic benefits, the availability of resources to complete the asset and the ability to measure reliably the expenditure during development.